AFL-CIO Housing Investment Trust is Positively Impacting Affordable Housing in Chicago

Over the past six months, the AFL-CIO Housing Investment Trust (HIT) has generated positive impacts on the affordability crisis throughout Chicago. This fixed-income fund has invested union capital where it is needed most and committed difference-making investments to projects with a combined total development cost of $245.5 million.

Since June, the HIT has invested $62.9 million across six Chicago developments intended to create or rehabilitate a combined 652 housing units, 96 percent of which will be affordable to low-, moderate- and very low-income residents.

These HIT investments come at a critical time for the Windy City. In its report on the state of rental housing in the city of Chicago released in June, researchers at the Institute for Housing Studies at DePaul University found the affordable rental housing gap growing at an alarming rate. Using data from the U.S. Census Bureau’s American Community Survey, the group reported that the supply of affordable rental housing in the city fell 6.1 percent from 2019 to 2021 while demand for it rose significantly.

“Chicago’s affordable housing gap grew by nearly 20,000 units in only two years,” said CEO Chang Suh. “That represents a crisis that demands the resources, partnership and passion of everyone who cares about the people and vibrancy of this great American city.”

Construction work financed by the HIT must be carried out using 100 percent union labor, Suh emphasized. “This allows skilled trade union workers the opportunity to make important contributions to the community while earning family-supporting wages and benefits,” he said.

The following projects aim to improve their communities by supporting workforce development, creating union construction jobs and adding or preserving much-needed affordable housing units:

●	6900 Crandon, a substantial rehabilitation of a 151-unit building constructed in 1948 and located in the South Shore neighborhood of Chicago that is reserved for elderly and disabled residents. The HIT’s investment of $16.2 million contributes to the complete upgrade of the all-affordable, 10-story building that is within walking distance of services and recreational areas.
●	Grace Manor Apartments, a new construction of a 65-unit, six-story apartment building in Chicago’s North Lawn neighborhood on a site currently used as a parking lot for the nearby 10th District police station. HIT’s $4.1 million capital will help create new affordable apartments with multiple, modern amenities as well as several thousand square feet for technology and community centers.
●	Imani Village Senior Apartments, a new construction of a 70-unit, all affordable, independent living apartment property restricted to older adults ages 62 and above. The HIT is providing $2.2 million to the project, the initial phase of a larger development plan covering 23 acres in the historic Pullman community. It is expected to contain a mix of residential, commercial, educational, health care and recreational uses.

●	Island Terrace Apartments, a substantial rehabilitation of a 21-story apartment building originally constructed in 1969 that will include the new construction of an on-site community center. Located across from Jackson Park and the future site of the Obama Presidential Center and Library, the project is comprised of two condominiums. The HIT is providing financing to both with $18.1 million for 178 units, and $5.6 million for 62 units, 90 percent of all units are affordable.
●	South Shore Apartments, a substantial rehabilitation of five separate buildings in the Bronzeville neighborhood, built between 1912 and 1964, with a total of 126 units all located within a mile of each other. The HIT has committed $16.8 million toward the project that puts residents along the Lake Michigan waterfront near the University of Chicago and the Museum of Science and Industry.

“Working with extraordinary partners in the Labor, nonprofit, public and private sectors, allows us to positively impact communicates in Chicago and across the country,” said Suh. “As the nation’s housing shortage persists and housing affordability remains elusive to millions of people, we are committed to do even more in 2024.”

About the HIT:

The HIT is a fixed-income, investment-grade mutual fund with $6.0 billion in net assets. For nearly 40 years, the HIT has been a leader in putting union and public pension capital to work to produce competitive returns and achieve mission-related collateral objectives. Investors should consider HIT’s investment objectives, risks, and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT Subsidiary Building America CDE, Inc. project data. The data is current as of June 30, 2023. Economic impact data is in 2022 dollars and all other figures are nominal.